UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2011

CHINA FRUITS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-22373

(Commission File Number)

58-2027283

(I.R.S. Employer Identification No.)

Fu Xi Technology & Industry Park, Nan Feng County

Jiang Xi Province, P. R. China

(Address of Principal Executive Offices) (Zip Code)

(86794) 326-6199

(Registrant's Telephone Number, Including Area Code)

Copies to:

Greentree Financial Group, Inc.

7951 SW 6th Street, Suite 216

Plantation, FL 33324

(954) 424-2345 Tel

(954) 424-2230 Fax

(1)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2 Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
Exhibit-10.1 Settlement Agreement and Release, dated June 30, 2011
Signatures

(2)

This Current Report on Form 8-K is filed by China Fruits Corporation., a Nevada corporation (“Registrant” or “Issuer”), in connection with the items described below.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of June 30, 2011, the Registrant entered into a Settlement Agreement and Release (the “Agreement”) with Mei Tan, LingHua Chen, ChunFeng Huang, CunXing Xi, Bin Feng, GuiFen Chen and WenMing Cui, individual citizens of People’s Republic of China (collectively as “Creditors”), pursuant to which Creditors desired to settle the amount of $335,146 advanced as of December 31, 2009 in exchange for total 11,171,534 shares of Common Stock issued by the Registrant at the market price of $0.03 per share. The parties desired in exchange for the releases and promised delivery designated herein to release and discharge any and all claims that exist between the parties hereto arising from the amount of $335,146 advanced by the Creditors. On September 30, 2011, the total 11,171,534 shares of Common Stock were issued to the Creditors pro rata equal to their portion in the amount advanced to the Registrant as of December 31, 2009.

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the provisions of the Agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

The Registrant currently has 49,951,223 issued and outstanding shares of common stock that trade on the Over-The-Counter Bulletin Board under the symbol "CHFR".

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Agreement, the Registrant issued 11,171,534 common shares to Creditors on September 30, 2011 at $0.03 per share for the settlement of $335,146 advanced by the Creditors as of December 31, 2009. The Registrant relied on exemptions provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The exemption was based on the following : (i) Same Issuer – the issuer of the old securities being surrendered was the same as the issuer of the new securities; (ii) no additional consideration from the security holder was tendered; (iii) the offer was made exclusively with existing security holders; and (iv) no commission or compensation was paid for soliciting the exchange.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 10.1 Settlement Agreement and Release, dated June 30, 2011

(3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FRUITS CORPORATION

Date: October 7, 2011	By:	/s/ Chen, Quan Long
Chen, Quan Long President, Chief Executive Officer and Chairman of the Board of Directors

(4)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Settlement Agreement and Release, dated June 30, 2011.